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                                                                            10.5

                             TERMINATION AGREEMENT

        TERMINATION AGREEMENT, dated as of March 30, 1999 (this "Termination Agreement"), between ROHN Industries, Inc., a Delaware corporation ("ROHN"), and PiRod Holdings, Inc., a Delaware Corporation ("PIROD").

        WHEREAS, ROHN and PIROD have entered into an Agreement and Plan of Merger dated as of December 22, 1998 (the "Merger Agreement");

        WHEREAS, the boards of directors of ROHN and PIROD have determined that the transactions contemplated by the Merger Agreement cannot reasonably be expected to be effected on the terms set forth in the Merger Agreement and that it is in the best interests of ROHN and PIROD, respectively, to terminate the Merger Agreement.

        WHEREAS, the Merger Agreement provides it may be terminated by the mutual written consent of the boards of directors of ROHN and PIROD; and

        WHEREAS, upon such termination of the Merger Agreement, the ROHN Stockholders Agreement, the Trust Voting Agreement and the PiRod Shareholders Voting Agreement (as such terms are defined in the Merger Agreement) shall automatically terminate in accordance with their respective terms.

        Now, therefore, in accordance with Section 8.1.1. of the Merger Agreement, ROHN and PIROD, and the boards of directors of ROHN and PIROD, by the signatures hereto of their duly authorized officers and designees, hereby mutually consent and agree to the termination of the Merger Agreement in accordance with its terms as of the date first above written.

        In WITNESS WHEREOF, the undersigned have duly executed this Termination Agreement as of the date first above written.


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                                        ROHN INDUSTRIES, INC.


                                        By /s/ Brian B. Pemberton
                                        -------------------------------------
                                           Brian B. Pemberton, its President,
                                             and as designee of its Board of
                                             Directors



                                        PIROD HOLDINGS, INC.


                                        By /s/ Marc Wolpow
                                        -------------------------------------
                                           Marc Wolpow, its Prsident,
                                             and as designee of its Board of
                                             Directors

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